Ex 1

                                 1,100,000 Units

                            AMERICAN MOLD GUARD, INC.

                             UNDERWRITING AGREEMENT

                                                      ____________________, 2006

Paulson Investment Company, Inc.
As Representative of the
   several Underwriters
811 SW Naito Parkway, Suite 200
Portland, Oregon 97204

Gentlemen:

      American Mold Guard, Inc., a California corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in
Schedule I hereto for whom you are acting as Representative (the "Representative") an aggregate of 1,100,000 Units (the "Firm Units") issued by the Company. Each Unit will consist of two shares ("Shares") of the common stock, no par value, of the Company ("Common Stock), two redeemable Class A warrants (the "Class A Warrants") and one redeemable Class B warrant (the "Class B Warrants," and together with the Class A Warrants, the "Warrants"). The Warrants are to be issued under the terms of a Warrant Agreement (the "Warrant Agreement") by and between the Company and U.S. Stock Transfer Corporation, as warrant agent (the "Warrant Agent"), in each case substantially in the form most recently filed as an exhibit to the Registration Statement (hereinafter defined). Each Class A Warrant entitles the holder thereof to purchase one share of Common Stock at a price equal to $___ [75% of the initial public offering price of the Units], subject to adjustment under the terms of the Warrant Agreement. Each Class B Warrant entitles the holder thereof to purchase one share of Common Stock at a price equal to $___ [100% of the initial public offering price of the Units], subject to adjustment under the terms of the Warrant Agreement. Shares of Common Stock issued upon exercise of the Warrants are referred to herein collectively as the "Warrant Shares." The Shares, Warrants and Warrant Shares are sometimes referred to herein as the "Underlying Securities."

      The respective number of the Firm Units to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to grant to the Representative an option to purchase up to 165,000 additional Units (the "Option Units"), identical to the Firm Units, as set forth below. Unless specified to the contrary, all references herein to "Units" shall be deemed to include the Firm Units and the Option Units (to the extent the aforementioned option has been exercised) and all references herein to Shares, Warrants and

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Warrant Shares shall be deemed to include the Shares, Warrants and Warrant
Shares underlying the Option Units (to the extent the aforementioned option has been exercised).

      As the Representative, you have advised the Company that: (a) that you are authorized to enter into this Agreement for yourself as Representative and on behalf of the several Underwriters; and (b) the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Units set forth opposite their respective names in Schedule I.

      In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

      1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Underwriters as follows:

         (a) The Company has filed with the Securities and Exchange Commission (the Commission") a registration statement on Form SB-2 (File No. 333-_____) and a related preliminary prospectus for the registration of the Units, underlying Common Stock, Warrants and Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement that becomes effective prior to the Closing Date (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to Rule 430A of the Securities Act Regulations or otherwise, is hereafter called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing, the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus."

      The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. If applicable, each Preliminary Prospectus and the Prospectus, if filed by electronic transmission pursuant to the Commission's Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), was identical to the copies thereof delivered to the Underwriters for use in connection with the offer and sale of the Units, other than with respect to any artwork and graphics that were not filed or otherwise as permitted by Regulation S-T. If Rule 434 of the Securities Act Regulations is used, the Company will comply with the requirements of Rule 434, and the Prospectus shall not be "materially different," as such

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term is used in Rule 434, from the Prospectus included in the Registration
Statement at the time it became effective.

         (b) The Registration Statement, at the time it became effective and as of the date hereof complied in all material respects with the Securities Act. The Registration Statement, as of the effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the immediately preceding sentence do not apply to statements in or omissions from the Registration Statement, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Representative consists of the information described as such in Section 14 hereof.

         (c) Each Preliminary Prospectus, and any amendments or supplements thereto, when filed, complied in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Representative consists of the information described as such in Section 14 hereof.

         (d) The term "Disclosure Package" shall mean (i) the Preliminary Prospectus, as amended or supplemented, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an "Issuer Free Writing Prospectus"), if any, identified in Schedule II hereto, and (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of _____ p.m. (Eastern time) on the date of this Agreement (the "Initial Sale Time"), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the immediately preceding sentence do not apply to statements in or omissions from the Disclosure Package, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Representative consists of the information described as such in Section 14 hereof. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus included or would include an untrue

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statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances, not misleading, the Company has notified or will promptly notify the Representative so that any use of such Issuer Free Writing Prospectus may cease until it is amended or supplemented. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering and the sale of the Units did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement that has not been superseded or modified.

         (e) The Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Any Issuer Free Writing Prospectus (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with this offering have been and will be identical to the versions of such documents created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

         (f) The Company has satisfied and will satisfy the conditions of Rule 433 to avoid a requirement to file with the Commission any electronic road show, except to the extent such electronic road show has been identified as an Issuer Free Writing Prospectus. If such electronic road show has been identified as an Issuer Free Writing Prospectus, it is listed in Schedule II hereof and has been filed with the Commission via EDGAR, if required to be filed pursuant to Rule 433(d).

         (g) Except for the Issuer Free Writing Prospectuses identified in
Schedule II hereto, if any, and any electronic road show relating to the offering, the Company has not prepared, used or referred to, and will not, without the Representative's prior consent, prepare, use or refer to, any Free Writing Prospectus.

         (h) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package. The Company has one consolidated subsidiary, Trust One Termite, Inc., a California corporation ("Trust One"). The Company also holds a 50% interest in Zero Plus, Inc., a _________ corporation, which is an unconsolidated subsidiary. The Company has also formed AMG Franchise, Inc., a _____ corporation; however, AMG Franchise, Inc. has engaged in no business or financial activity from inception through the date hereof. As used in this Agreement, the term "Subsidiary" refers only to Trust One. The Subsidiary has been duly organized and is validly existing under the laws of its jurisdiction of organization and has the necessary legal power and authority to own or lease its properties and to

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conduct its business as described in the each of Registration Statement, the
Prospectus and the Disclosure Package. The Company and the Subsidiary are each duly qualified to transact business in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and its Subsidiary, taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a "Material Adverse Effect" or "Material Adverse Change"); except as disclosed in both the Prospectus and the Disclosure Package, the Subsidiary is not prohibited or restricted, directly or indirectly, from paying dividends to the Company, nor from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Company subsidiary, if then-existing, any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or such other then-existing subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any such then-existing Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

         (i) This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (j) The outstanding shares of each class or series of capital stock or other equity interests of the Company and its Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and, except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, have been issued and sold by the Company or its Subsidiary in compliance in all material respects with applicable securities laws. Except as disclosed in both the Registration Statement, the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or its Subsidiary convertible into or exchangeable for any capital stock of the Company or its Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or its Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or its Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options. Except as set forth in the Registration Statement, the Prospectus and the Disclosure Package, all of the outstanding shares of capital stock of the Subsidiary are directly or indirectly owned of record and beneficially by the Company. Except as set forth in the Registration Statement, the Prospectus and the Disclosure Package, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or other securities of the Company.

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         (k) The issuance and sale of the Units have been duly authorized by all necessary corporate action and, when issued and paid for as contemplated herein, the Units will be validly issued, fully paid and non-assessable; and no preemptive rights of shareholders exist with respect to any security of the Company or the issue and sale thereof. The Company has duly and validly reserved, out of its authorized and unissued Common Stock, for issuance upon exercise of the Warrants and the Representative's Warrant (defined below), a number of shares sufficient for such purposes.

         (l) A registration statement has been filed on Form 8-A pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which complies in all material respects with the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Units, Common Stock and Warrants under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

         (m) The information set forth under the caption "Capitalization" in the Registration Statement, the Prospectus and the Disclosure Package is true and correct in all material respects. The Common Stock conforms and the Warrants and the Representative's Warrants will conform to the respective descriptions thereof contained in the Registration Statement, the Prospectus and the Disclosure Package in all material respects. The forms of certificates for the Common Stock, the Warrants and the Representative's Warrant conform in all material respects to the requirements of the corporate law of California.

         (n) The consolidated financial statements of the Company, together with related notes as set forth in each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position and the results of operations and cash flows of the Company and its consolidated Subsidiary at the indicated dates and for the indicated periods. The impact of each material accounting judgment made in the preparation of the financial statements included in the Registration Statement has been fairly and adequately disclosed in the notes thereto or elsewhere in the Registration Statement. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, and all adjustments necessary for a fair presentation of results for such periods have been made. The amounts in both the Prospectus and the Disclosure Package under the captions "Prospectus Summary - Summary Consolidated Financial Information" and "Selected Consolidated Financial Data" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package. The unaudited pro forma financial information included in each of the Registration Statement, the Prospectus and the Disclosure Package complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents

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with respect to the Company and its Subsidiary, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; and no other pro forma financial information is required to be included in the Registration Statement, the Prospectus or the Disclosure Package.

         (o) The statistical, industry-related and market-related data included in the Registration Statement, the Prospectus and the Disclosure Package are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, such data agree with the sources from which they are derived, and the Company has received any consents required from such sources in connection with the inclusion of their data in the Registration Statement.

         (p) Haskell & White LLP, which has expressed its opinion with respect to the consolidated financial statements of the Company and its Subsidiary filed as part of the Registration Statement and included in the Registration Statement, the Prospectus and the Disclosure Package, is, and during the periods covered by its reports was, an independent registered public accounting firm, as required by the Securities Act and the Securities Act Regulations and is registered with the Public Company Accounting Oversight Board.

         (q) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or its Subsidiary before any court or administrative agency or otherwise, which, if determined adversely to the Company or such Subsidiary, might reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement, the Prospectus and the Disclosure Package.

         (r) The Company and its Subsidiary either has, or has disposed of in the ordinary course of business since the date of the latest consolidated balance sheet included in the Registration Statement, the Prospectus and the Disclosure Statement, good and marketable title to all of its properties and material assets, tangible and intangible, reflected in the consolidated balance sheet of the Company and its Subsidiary as of that date, and has good and marketable title to all other property described in the Registration Statement, the Prospectus and the Disclosure Package as owned by the Company or a Subsidiary, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such consolidated financial statements (or as described in the Registration Statement, the Prospectus and the Disclosure Package) or that are not material. All of the leases and subleases under which the Company or its Subsidiary holds properties are in full force and effect (with only such exceptions as are commonly accepted by prudent companies engaged in the business of the Company or such Subsidiary), and neither the Company nor its Subsidiary has received notice of any claim that is materially adverse to the rights of the Company or its Subsidiary under any of such leases or subleases.

         (s) The Company, for itself and its consolidated Subsidiary, has filed all federal, state, local and foreign income tax returns that have been required to be filed prior to the date hereof (other than those income tax returns as to which the Company has timely filed a request for an extension to file) and has paid all taxes indicated by said returns and all

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assessments received by the Company to the extent that such taxes have become due and are not being contested in good faith. No entities in which the Company has an interest, other than Trust One, are required to be consolidated with the Company for tax purposes.

         (t) Since the respective dates as of which information is given in each of the Prospectus and the Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there has not been any change or development involving a prospective Material Adverse Change whether or not occurring in the ordinary course of business, that has had or might reasonably be expected to have a Material Adverse Effect, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or its Subsidiary, other than transactions in the ordinary course of business and changes and transactions described in each of the Registration Statement, the Prospectus and the Disclosure Package. Neither the Company nor its Subsidiary has directly or indirectly incurred any obligation material to the Company and its Subsidiary taken as a whole, contingent or otherwise, that is not disclosed in the Company's consolidated financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package, and no dividend or distribution of any kind has been declared, paid or made by the Company on any class of its capital stock.

         (u) Neither the Company nor its Subsidiary is, nor, with the giving of notice or lapse of time or both, will such entity be, in violation of or in default under its Articles of Incorporation or Bylaws or other charter documents or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties or its business, is bound and which default might reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default in the performance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound, or any license, permit, judgment, decree, order, statute, rule or regulation to which it or any of its properties or its business, or the properties or business of its Subsidiary, may be subject, which would result in a Material Adverse Effect.

         (v) Each approval, registration, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or governmental body necessary to the execution or delivery of this Agreement by the Company and the consummation or completion of the transactions contemplated herein (except for such additional steps that such regulatory, administrative or governmental body may require to be performed after the date of this Agreement) has been obtained or made.

         (w) The Company and its Subsidiary have obtained, are in compliance in all material respects with and maintain in full force and effect all licenses, certificates, permits, orders or other, similar authorizations granted or issued by any governmental agency (collectively "Government Permits") required to conduct their respective businesses as they are presently conducted. No proceeding to revoke, limit or otherwise materially change any Government Permit has been commenced or, to the Company's knowledge, is threatened

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against the Company or its Subsidiary, and the Company has no reason to anticipate that any such proceeding will be commenced against the Company or its Subsidiary. Except as disclosed or contemplated in the each of the Registration Statement, the Prospectus and the Disclosure Package, the Company has no reason to believe that any pending application for a Government Permit will be denied or limited in a manner inconsistent with the Company's business plan as described in each of the Registration Statement, Prospectus and the Disclosure Package. Neither the Company nor its Subsidiary is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of Government Permit applicable to the Company or its Subsidiary the effect of which could result in a Material Adverse Change; and no such Government Permit contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package.

         (x) Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, the Company and its Subsidiary hold all patents, patent rights, trademarks, trade names, service marks, copyrights, trade secrets, other intangible property rights know-how, and licenses of any of the foregoing (collectively, "Intellectual Property Rights") that are necessary to the conduct of its businesses; there is no claim pending or, to the knowledge of the Company, threatened against the Company or its Subsidiary or any of their respective officers, directors or employees alleging any infringement of Intellectual Property Rights, or any violation of the terms of any license relating to Intellectual Property Rights, nor does the Company know of any basis for any such claim. The Company knows of no infringement by others of Intellectual Property Rights owned by or licensed to the Company or its Subsidiary.

         (y) The Company and its Subsidiary are in all material respects in compliance with all applicable Environmental Laws. The Company has no knowledge of any past, present or, as anticipated by the Company, future events, conditions, activities, investigation, studies, plans or proposals that: (i) would interfere with or prevent compliance with any Environmental Law by the Company or its Subsidiary or (ii) could reasonably be expected to give rise to any common law or other liability, or otherwise form the basis of a claim, action, suit, proceeding, hearing or investigation, involving the Company or its Subsidiary and related to Hazardous Substances or Environmental Laws. Except for the prudent and safe use and management of Hazardous Substances in the ordinary course of the Company's business: (i) no Hazardous Substance is or has been used, treated, stored, generated, manufactured or otherwise handled on or at any Facility and (ii) to the Company's knowledge, no Hazardous Substance has otherwise come to be located in, on or under any Facility. No Hazardous Substances are stored at any Facility except in quantities necessary to satisfy the reasonably anticipated use or consumption by the Company. No litigation, claim, proceeding or governmental investigation is pending regarding any environmental matter for which the Company or its Subsidiary has been served or otherwise notified or, to the knowledge of the Company, threatened or asserted against the Company or its Subsidiary, or the officers or directors of the Company or its Subsidiary in their capacities as such, or any Facility or the Company's business. There are no orders, judgments or decrees of any court or of any governmental agency or instrumentality under any Environmental Law which specifically apply to the Company or its Subsidiary, any Facility or any of the Company's or its Subsidiary's operations. Neither the Company nor its Subsidiary has received from a governmental authority or other person: (i) any notice that it is a potentially responsible person for any Contaminated site or (ii) any request for information about a site alleged to be

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Contaminated or regarding the disposal of Hazardous Substances. There is no litigation or proceeding against any other person by the Company or its Subsidiary regarding any environmental matter. The Company has disclosed in the Prospectus or made available to the Underwriters and their counsel true, complete and correct copies of any reports, studies, investigations, audits, analyses, tests or monitoring in the possession of or initiated by the Company or its Subsidiary pertaining to any environmental matter relating to the Company, its Subsidiary, their past or present operations or any Facility.

      For the purposes of the foregoing paragraph, "Environmental Laws" means any applicable federal, state or local statute, regulation, code, rule, ordinance, order, judgment, decree, injunction or common law pertaining in any way to the protection of human health or the environment, including without limitation, the Resource Conservation and Recovery Act of 1976, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Hazardous Material Transportation Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Federal Water Pollution Control Act, as amended, and any similar or comparable state or local law; "Hazardous Substance" means any hazardous, toxic, radioactive or infectious substance, material or waste as defined, listed or regulated under any Environmental Law; "Contaminated" means the actual existence on or under any real property of Hazardous Substances, if the existence of such Hazardous Substances triggers a requirement to perform any investigatory, remedial, removal or other response action under any Environmental Laws or if such response action legally could be required by any governmental authority; "Facility" means any property currently owned, leased or occupied by the Company.

         (z) The descriptions or summaries in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described or summarized present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described or summarized in the Registration Statement, the Prospectus or the Disclosure Package, or required to be filed as exhibits to the Registration Statement, which are not described, summarized or filed as required; all agreements between the Company or its Subsidiary and third parties expressly referenced in both the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or its Subsidiary, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

         (aa) Neither the Company, nor to the Company's best knowledge, any of its affiliates, has taken or intends to take, directly or indirectly, any action which is designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock or the Warrants to facilitate the sale or resale of the Units.

         (bb) The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

         (cc) The Company maintains a system of internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Exchange Act that complies with the requirements of the Exchange Act and the rules and regulations promulgated thereunder (the "Exchange Act") and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting is effective, and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included in the Registration Statement and the Prospectus, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting. The books, records and accounts of the Company and its Subsidiary accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiary. The Company's system of internal accounting controls is sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (dd) The minute books of the Company and its Subsidiary have been made available to the Underwriters and counsel for the Underwriters, and such books
(i) contain a complete summary of all meetings and actions of the board of directors or comparable body (including each committee thereof) and the shareholders of the Company and its Subsidiary since the time of its respective incorporation or formation through the date of the latest meeting and action and
(ii) accurately reflect all transactions referred to in such minutes.

         (ee) The Company and its Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged, all of which insurance is in full force and effect. The Company and its Subsidiary are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor its Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, neither the Company nor its Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

         (ff) The Company and its Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or its Subsidiary would have any liability; neither the

Company nor its Subsidiary has incurred and the Company does not expect that it or its Subsidiary will incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or its Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (gg) The Company and its Subsidiary are in material compliance with all laws, rules, regulations, orders of any court or administrative agency, operating licenses or other requirements imposed by any governmental body applicable to it, including, without limitation, all applicable laws, rules, regulations, licenses or other governmental standards applicable to its business; and the conduct of the business of the Company and its Subsidiary, as described in the Registration Statement, the Prospectus and the Disclosure Package, will not cause the Company or such Subsidiary to be in violation of any such requirements.

         (hh) Each of the Warrants and the Representative's Warrant (defined below) has been authorized for issuance to the purchasers thereof or to the Representative or its designees, as the case may be, and will, when issued, and delivered pursuant to this Agreement and, in the case of the Warrants, countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, and the holders thereof will possess the rights, privileges, and characteristics as represented in the most recent form of Warrant Agreement or Representative's Warrant, as the case may be, filed as an exhibit to the Registration Statement; the securities to be issued upon exercise of the Warrants and the Representative's Warrant, when issued and delivered against payment therefor in accordance with the terms thereof, will be duly and validly issued, fully paid, nonassessable and free of preemptive rights, and all corporate action required to be taken for the authorization and issuance of the Warrants and the Representative's Warrant, and the securities to be issued upon their exercise, have been validly and sufficiently taken. The execution by the Company of the Warrant Agreement and the Representative's Warrant has been duly authorized by all required action of the Company and, when so executed and delivered (and assuming due and valid execution by the Warrant Agent, in the case of the Warrant Agreement) will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (ii) Except as disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package, neither the Company nor any of its officers, directors or affiliates have caused any person, other than the Underwriters, to be entitled to reimbursement of any kind, including, without limitation, any compensation that would be includable as underwriter compensation under the NASD's Corporate Financing Rule with respect to the offering of the Units, as a result of the consummation of such offering based on any activity of such person as a finder, agent, broker, investment adviser or other financial service provider.

         (jj) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement, the Prospectus and the Disclosure Package or otherwise disclosed in writing to the Representative.

         (kk) The Units, the Common Stock and the Warrants have been approved for listing on the Nasdaq Capital Market upon the effectiveness of the Registration Statement, and the Company has satisfied all of the requirements of the Nasdaq Capital Market for such listing and for the trading of its Units, Common Stock and Warrants on the Nasdaq Capital Market. The Units, the Common Stock and the Warrants have also been approved for dual listing on the Pacific Exchange upon the effectiveness of the Registration Statement, and the Company has satisfied all of the requirements of the Pacific Exchange for such listing and for the trading of its Units, Common Stock and Warrants on the Pacific Exchange. The Company has taken no action designed to, or likely to have the effect of, terminating the quotation or listing, as the case may be, of the Units, Common Stock and Warrants on the Nasdaq Capital Market or the Pacific Exchange, nor has the Company received any notification that the Nasdaq Capital Market or the Pacific Exchange is contemplating terminating such quotation or listing.

         (ll) The Company has adopted organizational structures and policies sufficient to comply with the requirements of the Nasdaq Corporate Governance Rules in effect as of the date hereof (collectively, the "Nasdaq Corporate Governance Rules"). Without limiting the generality of the foregoing, the Company's Board of Directors has validly appointed an Audit Committee, a Nominating Committee and a Compensation Committee whose composition satisfies the requirements of the Nasdaq Corporate Governance Rules. The Board of Directors, the Audit Committee, the Nominating Committee or the Compensation Committee, as the case may be, has adopted a charter governing the respective activities of the Committees that satisfies the requirements of the Nasdaq Corporate Governance Rules. The Audit Committee, the Nominating Committee and the Compensation Committee have each acted in accordance with the provisions of their respective charters, as amended from time to time. The Company has adopted additional organizational structures and policies sufficient to comply with the requirements of the Pacific Exchange in effect as of the date hereof.

         (mm) Neither the Board of Directors nor the Audit Committee has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies or material weaknesses existing in the design or operation of the Company's internal controls over financial reporting of the Company which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weakness in the Company's internal controls; or
(ii) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company's internal controls.

         (nn) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus and which is not so described. There are no outstanding loans, advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

         (oo) The Company is in compliance with all currently effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable, or will be applicable to the Company as of the date of payment for and delivery of the Firm Units pursuant hereto.

         (pp) The Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its Subsidiary, has not, directly or indirectly, while acting on behalf of the Company or its Subsidiary (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

         (qq) The operations of the Company and its Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiary with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

         (rr) Neither the Company nor its Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

         (ss) Neither the Company nor its Subsidiary nor, to the knowledge of the Company, any employee or agent of the Company or its Subsidiary, has made any payment of funds of the Company or its Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package.

         (tt) Except as described in the Registration Statement, the Company has not sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rules 144A or 701 under, or Regulations D or S of, the Securities Act.

         (uu) In connection with this offering, the Company has not offered and will not offer its Units or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Units, except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement.

         (vv) No relationship, direct or indirect, exists between or among the Company or its Subsidiary, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or its Subsidiary, on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package, and which is not so described;

         (ww) The Company and its Subsidiary has complied with all provisions of
Section 517.075 Florida Statutes, relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

      2. PURCHASE, SALE AND DELIVERY OF THE UNITS.

         (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $____ per Unit (which price reflects an underwriter's discount of 8%), the number of Firm Units set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

         (b) Payment for the Firm Units to be sold hereunder is to be made in New York Clearing House funds and, at the option of the Representative, by bank wire to an account specified by the Company, certified or bank cashier's checks drawn to the order of the Company, against either uncertificated delivery of Firm Units or of certificates therefor (which delivery, if certificated, shall take place in such location in New York, New York as may be specified by the Representative) to the Representative for the several accounts of the Underwriters. Such payment is to be made at the offices of the Representative at the address set forth on the first page of this agreement, at 7:00 a.m., Pacific time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "Business Day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.) Except to the extent uncertificated Firm Units are delivered at closing, the certificates for the Firm Units will be delivered in such denominations and in such registrations as the Representative requests in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Representative at least one business day prior to the Closing Date.

         (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Representative to purchase the Option Units at the price per Unit as set forth in Section 2(a). The option granted hereby may be exercised in whole or in part by giving written notice: (i) at any time before the Closing Date and (ii) only once thereafter within 45 days after the date of this Agreement, by the Representative to the Company setting forth the number of Option Units as to which the Representative is exercising the option, the names and denominations in which the Option Units are to be registered and the time and date at which certificates representing such Units are to be delivered. The time and date at which certificates for Option Units are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The option with respect to the Option Units granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters. The Representative may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Units shall be made on the Option Closing Date in New York Clearing House funds and, at the option of the Representative, by bank wire to an account specified by the Company, or certified or bank cashier's check drawn to the order of the Company for the Option Units to be sold by the Company in consideration either of uncertificated delivery of Option Units or delivery of certificates therefor (which delivery, if certificated, shall take place in such location in New York, New York as may be specified by the Representative) to the Representative for the several accounts of the Underwriters. Except to the extent uncertificated Option Units are delivered at closing, the certificates for the Option Units will be delivered in such denominations and in such registrations as the Representative requests in writing not later than the second full business day prior to the Option Closing Date, and will be made available for inspection by the Representative at least one business day prior to the Option Closing Date.

         (d) In addition to the sums payable to the Representative as provided elsewhere herein, the Representative shall be entitled to receive at the Closing, for itself alone and not as Representative of the Underwriters, as additional compensation for its services, a warrant for the purchase of up to 110,000 Units at a price of $____ per Unit (120% of the initial public offering price), upon the terms and subject to adjustment and conversion as described in the form of the Representative's Warrant filed as an exhibit to the Registration Statement.

      3. OFFERING BY THE UNDERWRITERS.

         (a) It is understood that the several Underwriters are to make a public offering of the Firm Units as soon as the Representative deems it advisable to do so. The Firm Units are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Units are purchased pursuant to
Section 2 hereof, the Representative will offer them to the public on the foregoing terms.

      It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Units in accordance with an Agreement Among Underwriters entered into by you and the several other Underwriters.

      4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

         (a) The Company will (i) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Securities Act Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Securities Act Regulations a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Securities Act Regulations and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Securities Act Regulations.

         (b) The Company will advise the Representative promptly: (i) when the Registration Statement or any post-effective amendment thereto shall have become effective; (ii) of receipt of any comments from the Commission; (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

         (c) The Company will file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission.

         (d) Prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, the Company will furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing.

         (e) The Company will cooperate with the Representative in endeavoring to qualify the Units for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Units and exercise of the Warrants.

         (f) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Securities Act Regulations, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (g) The Company will advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Units for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing.

         (h) The Company will advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Units (or, in lieu thereof, the notice referred to in Rule 172(a) of the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or, in lieu thereof, the notice referred to in Rule 172(a) under the Securities Act Regulations) is so delivered, be misleading, or so that the Prospectus or the Disclosure Package will comply with the law.

         (i) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Regulations and will advise you in writing when such statement has been so made available.

         (j) The Company will, for a period of five years from the Closing Date, deliver to the Representative copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Securities Act or the Exchange Act. The Company will deliver to the Representative similar reports with respect to significant subsidiaries, as that term is defined in the Securities Act Regulations, which are not consolidated in the Company's financial statements.

         (k) The Company will make no offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivatives of Common Stock (or agreement therefor), directly or indirectly, for a period of ninety days after the date of this Agreement otherwise than hereunder, or pursuant to contractual obligations existing on the date hereof, or pursuant to employee benefit plans in effect on the date hereof, or with the prior written consent of the Representative, which consent will not be unreasonably withheld.

         (l) The Company will use its best efforts to list, subject to notice of issuance of the Units, the Common Stock and the Warrants on the Nasdaq Capital Market and to cause such listing to remain in effect with respect to each such security unless and until: (i) such security expires; (ii) such security is listed on another exchange of at least comparable reputation; or (iii) the Company is no longer required to file reports under Section 12 of the Exchange Act.

         (m) The Company will furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II.

         (n) The Company will comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable.

         (o) The Company has caused all of its officers and directors and each holder of its Common Stock outstanding immediately prior to the date hereof (including holders of securities convertible into or exercisable for Common Stock) to furnish to you, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to the Underwriters ("Lock-Up Agreements"), pursuant to which each such person has agreed not to offer, sell, sell short or otherwise dispose of any shares of Common Stock or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Stock or derivatives of Common Stock owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition) for a period of one year after the date of this Agreement, directly or indirectly, except with the prior written consent of the Representative.

         (p) Except with the prior written consent of the Representative, for a period of one year from the date of this Agreement, the Company will refrain from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing shall not apply to (A) issuance of the Units to be sold hereunder and issuance of the Underlying Securities applicable thereto; (B) issuance of any shares of Common Stock upon the exercise of warrants or upon conversion of convertible securities that are described in the Prospectus; (C) grants of options to purchase shares of Common Stock pursuant to the Company's Equity Incentive Plan as described in the Prospectus or issuances of Common Stock upon exercise of such options; or (D) filing of a registration statement to register for resale the securities issuable on the date of this Agreement to holders of Unsecured Notes, as described in the Prospectus.

         (q) The Company shall apply the net proceeds of its sale of the Units as set forth in the Prospectus and the Disclosure Package, and shall file such reports with the Commission with respect to the sale of the Units and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

         (r) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Units in such a manner as would require the Company to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         (s) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock, and shall comply with the provisions of the Warrant Agreement with respect to the appointment and maintenance of a Warrant Agent for the Warrants.

         (t) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

      5. COSTS AND EXPENSES.

         (a) The Representative shall be entitled to reimbursement from the Company, for itself alone and not as Representative of the Underwriters, to a non-accountable expense allowance equal to 3.0% of the gross offering proceeds from the sale of the Firm Units to the public but not any Units sold pursuant to the exercise of the over-allotment option, or $_______ assuming _________ Firm Units to be sold at $____ per Unit. The Representative shall be entitled to withhold this allowance on the Closing Date related to the purchase of the Firm Units. The Company shall receive as a credit against this non-accountable expense allowance, any amounts previously paid to the Representative.

         (b) In addition to the payment described in Paragraph (a) of this
Section 5, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting and auditing fees of the Company; the fees and disbursements of counsel and other advisors for the Company; the cost of printing and delivering to the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, any Issuer Free Writing Prospectus, this Agreement, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees incident to securing the required review and approval by the NASD Corporate Finance Department of the underwriting terms and arrangements; the Nasdaq Capital Market application and listing fees; the Pacific Exchange application and listing fees; the expenses associated with the placement of tombstone advertisements; the expenses related to "road show" meetings, including travel, lodging, food and similar expenses; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Units under state securities or Blue Sky laws, to the extent such registration/qualification is required or recommended by counsel for the Underwriters. Any transfer taxes imposed on the sale of the Units to the several Underwriters will be paid by the Company. The Company agrees to pay all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of directed Units by the Underwriters to employees and persons having business relationships with the Company. Except as set forth above, the Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to NASD review and approval and state securities or Blue Sky laws) except that, if this Agreement shall not be consummated, then the Company shall reimburse the several Underwriters for their actual accountable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the

Units or in contemplation of performing their obligations hereunder, and any portion of monies advanced to the Underwriters or the Representative other than actual out-of-pocket accountable expenses shall be returned to the Company. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Units.

      6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters to purchase the Firm Units on the Closing Date and the Option Units, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of their covenants and obligations hereunder and to the following additional conditions:

         (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Securities Act Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Units.

         (b) The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Morse Zelnick Rose & Lander LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

            (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own or lease its properties and conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package.

            (ii) The Subsidiary has been duly organized and is validly existing as a business entity in good standing under the laws of its jurisdiction of formation with all requisite power and authority under the laws governing such entities to own or lease its properties and conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package.

            (iii) The Company and its Subsidiary are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed could have a Material Adverse Effect, and the Company and its Subsidiary are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary except where the failure to be so qualified and in good standing could not have a Material Adverse Effect; except as disclosed in both the Prospectus and the Disclosure Package, the Subsidiary is not prohibited or restricted, directly or indirectly, from paying dividends to the Company or any other Company subsidiary, nor from making any other distribution with respect to such Subsidiary's capital stock nor from repaying to the Company or any other Company subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other subsidiary, nor from transferring its Subsidiary's property or assets to the Company or to such other subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

            (iv) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus and the Disclosure Package; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Units to be sold by the Company have been duly authorized; the Shares to be sold by the Company as a component of the Units have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable; all of the securities of the Company conform to the description thereof contained in the Prospectus and the Disclosure Package; the certificates for the Common Stock and the Warrants are in due and proper form under California law and comply in all material respects with requirements of the Nasdaq Capital Market and the Pacific Exchange; no preemptive rights of shareholders exist with respect to any of the Common Stock or the issuance or sale thereof pursuant to any applicable statute or the provisions of the Company's Articles of Incorporation or Bylaws or, to such counsel's best knowledge, pursuant to any contractual obligation. To counsel's knowledge, all of the outstanding shares of capital stock of the Subsidiary are directly or indirectly owned of record and beneficially by the Company.

            (v) Except as described in or contemplated by the Prospectus and the Disclosure Package, to the knowledge of such counsel (a) there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and (b) there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus and the Disclosure Package, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Units or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of Common Stock or other securities of the Company.

            (vi) To the best of such counsel's knowledge, each of the Company and its Subsidiary has all necessary material licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses, as described in both the Prospectus and the Disclosure Package; to the best of such counsel's knowledge, neither the Company nor its Subsidiary is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such material license, authorization, consent or approval or any federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company or its Subsidiary;

            (vii) This Agreement has been duly authorized, executed and delivered by the Company as contemplated in the Registration Statement, the Prospectus and the Disclosure Package. This Agreement constitutes a legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (viii) The Warrant Agreement has been duly authorized, executed and delivered by the Company and the Warrants have been duly authorized, authenticated, issued and delivered by the Company as contemplated in the Registration Statement, the Prospectus, the Disclosure Package and the Warrant Agreement. The Warrant Agreement and the Warrants constitute legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms and, in the case of the Warrants, entitled to the benefits of the Warrant Agreement subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (ix) The Warrants are exercisable to purchase the Warrant Shares in accordance with the terms of the Warrant Agreement; the Warrant Shares initially issuable upon exercise of the Warrants (including the Warrants underlying the Units issuable on exercise of the Representative's Warrant) have been duly authorized and reserved for issuance upon such exercise, and, when issued upon such exercise in accordance with the terms of the Warrant Agreement, will be validly issued, fully paid and nonassessable.

            (x) The Representative's Warrant has been duly authorized by the Company. When duly executed, issued and delivered by the Company as contemplated in this Agreement and the Registration Statement, the Prospectus and the Disclosure Package, the Representative's Warrant will constitute the legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (xi) The Registration Statement has become effective under the Securities Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act.

            (xii) The Registration Statement, the Prospectus, and the Disclosure Package comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements therein).

            (xiii) The statements under the caption "Description of Securities" in the Registration Statement, the Prospectus and the Disclosure Package, and in Items 24 and 26 of the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

            (ivx) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described or summarized in the Registration Statement, the Prospectus and the Disclosure Package, which have not been so filed, summarized or described as required, and all such summaries and descriptions, in all material respects, fairly and accurately set forth the material provisions of such contracts and documents.

            (xv) Except as described in or contemplated by the Registration Statement, the Prospectus and the Disclosure Package, there are no material actions, suits or proceedings, inquiries, or investigations pending or, to the best of such counsel's knowledge, threatened against the Company or its Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be described in the Registration Statement, the Prospectus or the Disclosure Package but are not so described.

            (xvi) To the best of such counsel's knowledge, the Company and its Subsidiary each owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and its Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, and neither the Company, nor its Subsidiary, has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company or its Subsidiary.

            (xvii) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company, as amended, or any agreement or instrument known to such counsel to which the Company is a party or by which the Company may be bound.

            (xviii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and Blue Sky laws, as to which such counsel need express no opinion) except such as have been obtained or made.

            (ixx) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the 1940 Act.

      The opinions set forth in Paragraphs (b) of this Section shall be based on the federal laws of the United States of America and the laws of the State of California. Insofar as the laws of any other jurisdiction apply, such counsel may rely on local counsel in such jurisdictions, provided that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel. With respect to factual matters, counsel for the Company may rely on (i) certificates issued by governmental agencies, (ii) certificates executed and delivered by an executive officer of the Company and (iii) the representations and warranties of the Company as set forth herein, provided that such counsel shall not have actual knowledge that any information or statements set forth in such certificates or any representations and warranties contained herein are untrue, inaccurate, wrong or misleading and such counsel shall specifically state that they believe that the Underwriters and their counsel may rely on the same. In addition to the matters set forth above, the opinion of Morse Zelnick Rose & Lander LLP shall also state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representative and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement, the Prospectus and the Disclosure Package and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus as amended or supplemented (except with respect to the financial statements and notes thereto and other financial data, as to which such counsel need make no statement) on the date thereof, the Closing Date or any Option Closing Date, as the case may be; or (iii) the Disclosure Package as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements and notes thereto and other financial data derived therefrom included in the Registration Statement, the Prospectus or the Disclosure Package.

         (c) The Representative shall have received from Wickersham & Murphy, a Professional Corporation ("Wickersham & Murphy, P.C."), counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (x) and
(xi) of Paragraph (b) of this Section 6. In rendering such opinion Wickersham & Murphy, P.C. may rely as to all matters governed other than by the laws of the State of California or federal laws on the opinion of counsel referred to in Paragraph

(b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that has caused them to believe that; (i) the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus as amended or supplemented (except with respect to the financial statements and notes thereto and other financial data, as to which such counsel need make no statement) on the date thereof, the Closing Date or any Option Closing Date, as the case may be; or (iii) the Disclosure Package as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements and notes thereto and other financial data derived therefrom included in the Registration Statement, the Prospectus or the Disclosure Package). With respect to such statement, Wickersham & Murphy, P.C. may state that their belief is based upon the procedures set forth therein.

         (d) If the Units are to be listed only on an exchange or system other than the New York Stock Exchange, American Stock Exchange or Nasdaq National Market, the Representative shall have received at or prior to the Closing Date from Wickersham & Murphy, P.C. a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Units under the state securities or Blue Sky laws of such jurisdictions as the Representative may reasonably have designated to the Company.

         (e) The Representative, on behalf of the several Underwriters, shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representative, of Haskell & White LLP, confirming that it is an independent registered public accounting firm within the meaning of the Securities Act and the applicable published Securities Act Regulations thereunder and stating that in its opinion the financial statements examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published Securities Act Regulations and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

         (f) Prior to the Closing Date and each Option Closing Date (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Units for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (g) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

         (h) The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

            (i) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his or her knowledge, contemplated by the Commission;

            (ii) The representations and warranties of the Company contained in
Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

            (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Securities Act have been made;

            (iv) The signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Date or the Option Closing Date, as the case may be, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act and the Securities Act Regulations, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Securities Act Regulations, as the case may be; the Registration Statement, the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of the Prospectus and the Disclosure Package only), not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

            (v) Since the respective dates as of which information is given in the Registration Statement, Prospectus and the Disclosure Package, there has not been any change or development involving a prospective change, whether or not arising in the ordinary course of business, which has had or might reasonably be expected to have a Material Adverse Effect.

         (i) The Company shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

         (j) The Units, Common Stock and the Warrants have been approved for quotation upon notice of issuance of the Units on the Nasdaq Capital Market and for dual listing on the Pacific Exchange.

         (k) The Lock-up Agreements described in Section 4(o) are in full force and effect.

      The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representative and to Wickersham & Murphy, P.C., counsel for the Underwriters.

      If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

      In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 9 hereof).

      7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell and deliver the portion of the Units required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

      8. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

         (a) In connection with the sale of the Units, the Underwriters have been retained solely to act as underwriters and no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, even if the Underwriters have advised the Company on other matters previously.

         (b) The price of the Units set forth in this Agreement was established following discussions and arms-length negotiations between the Company and the Representative, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement.

         (c) It has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

         (d) It waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

      9. INDEMNIFICATION AND CONTRIBUTION

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 the Securities Act or Section 20 of the Exchange Act and the respective directors, officers, employees and agents of each Underwriter and control person, against any losses, expenses, damages, liabilities or claims (including the reasonable cost of investigation) to which such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon: (i) any breach of any representation, warranty or covenant of the Company contained herein, (ii) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any amendment thereof), any Issuer Free Writing Prospectus, the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Units and underlying Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), (v) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or necessary to make the statement made therein not misleading; (vi) any omission or alleged omission to statement a material fact required to be stated in any Issuer Free Writing Prospectus, Prospectus or any Application or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading,
(vii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Units, including, without limitation, slides, videos, films and tape recordings; except in the case of (iii), (v) and (vi) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration

Statement, Prospectus or Application. The indemnity agreement set forth in this
Section 9(a) shall be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Underwriter, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) an untrue statement or alleged untrue statement of a material fact contacted in the Registration Statement, any amendment thereof, any Issuer Free Writing Prospectus, the Prospectus, or any Application, (ii) any omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading or
(iii) any omission or alleged omission to state a material fact in connection with such information required to be stated either in any Issuer Free Writing Prospectus, the Prospectus or any Application or necessary to make such information, in light of the circumstances under which made, not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use therein.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of whom indemnity may be sought pursuant to this Section 9, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing. No indemnification provided for in Section 9(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 9(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 9(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event:
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel; (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to
Section 9(a) and by the Company in the case of parties indemnified pursuant to
Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

         (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under
Section 9(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d): (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Units purchased by such Underwriter; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of: (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company; (ii) acceptance of any Units and payment therefor hereunder; and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

      10. DEFAULT BY UNDERWRITERS. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Units which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representative of the Underwriters, shall use reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Units or Option Units, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Firm Units or Option Units, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Units with respect to which such default shall occur does not exceed 10% of the Firm Units or Option Units, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Units or Option Units, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Units or Option Units, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase or (b) if the aggregate number of Firm Units or Option Units, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Units or Option Units, as the case may be, covered hereby, the Company or you as the Representative of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 9 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      11. NOTICES.

      All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows:

         if to the Underwriters, to

                   Paulson Investment Company, Inc.
                   811 SW Naito Parkway, Suite 200
                   Portland, Oregon 97204
                   Attention: Chester L.F. Paulson

                   with a copy, which shall not constitute notice, to

                   Wickersham & Murphy, P.C.
                   430 Cambridge Avenue, Suite 100
                   Palo Alto, California 94306
                   Attention: Debra K. Weiner

         if to the Company, to

                   American Mold Guard, Inc.
                   30200 Rancho Viejo Road, Suite G
                   San Juan Capistrano, California 92675
                   Attention: Tom Blakeley

                   with copy, which shall not constitute notice, to

                   Morse, Zelnick, Rose & Lander LLP
                   405 Park Avenue, Suite 1401
                   New York, New York 10022
                   Attention: Joel J. Goldschmidt, Esq.

      12. TERMINATION. This Agreement may be terminated by you by notice to the Company as follows:

         (a) at any time prior to the earlier of (i) the time the Units are released by you for sale by notice to the Underwriters, or (ii) 11:30 a.m. on the first business day following the date of this Agreement;

         (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, in your judgment, there has occurred any change or development involving a prospective change whether or not arising in the ordinary course of business that has had or might reasonably be expected to have a Material Adverse Effect; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable to market the Units or to enforce contracts for the sale of the Units; (iii) the Dow Jones Industrial Average shall have fallen by 15 percent or more from its closing price on the day immediately preceding the date that the Registration Statement is declared effective by the Commission; (iv) suspension of trading in securities generally on the New York Stock Exchange or the Nasdaq Capital Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; (vi) declaration of a banking moratorium by United States or New York State authorities; (vii) the suspension of trading of the Common Stock or the Warrants by the Commission or the Nasdaq Capital Market; or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

         (c) as provided in Sections 6 and 10 of this Agreement.

      13. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Underwriters, the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign merely because of such purchase.

      14. INFORMATION PROVIDED BY UNDERWRITERS. The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(b) of Regulation S-B under the Securities Act and the information under the caption "Underwriting" in the Prospectus (insofar as such information relates to the Underwriters).

      15. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Units under this Agreement.

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oregon. All disputes relating to this Underwriting Agreement shall be adjudicated before a court located in Multnomah County, Oregon to the exclusion of all other courts that might have jurisdiction.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS)

      If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        AMERICAN MOLD GUARD, INC.

                                        By: ___________________________________
                                            Name: Tom Blakely
                                            Title: Chief Executive Officer

      The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                        PAULSON INVESTMENT COMPANY, INC.
                                        As Representative of the several
                                        Underwriters listed on Schedule I

                                        By: ___________________________________
                                            Name:
                                            Title:

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS

                                                           Number of Firm Units
                    Underwriter                              to Be Purchased
------------------------------------------------------   -----------------------
Paulson Investment Company, Inc. .....................

                                                                ---------
   Total .............................................          1,100,000
                                                                =========

                                   SCHEDULE II

                  SCHEDULE OF ISSUER FREE WRITING PROSPECTUSES